                                 AMENDMENT NO. 1
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                          SHORT-TERM INVESTMENTS TRUST
                                       AND
                            A I M DISTRIBUTORS, INC.

     The Master Distribution Agreement (the "Agreement"), dated December 7, 2007, by and between SHORT-TERM INVESTMENTS TRUST, a Delaware statutory trust, and A I M DISTRIBUTORS, INC., a Delaware corporation, is hereby amended to abolish Sweep Class shares as follows:

     Appendix A of the Agreement is hereby deleted in its entirely and replaced with the following:

                                   "APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST

GOVERNMENT & AGENCY PORTFOLIO

          Cash Management Class
          Corporate Class
          Institutional Class
          Personal Investment Class
          Private Investment Class
          Reserve Class
          Resource Class

GOVERNMENT TAXADVANTAGE PORTFOLIO

          Cash Management Class
          Corporate Class
          Institutional Class
          Personal Investment Class
          Private Investment Class
          Reserve Class
          Resource Class

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LIQUID ASSETS PORTFOLIO

          Cash Management Class
          Corporate Class
          Institutional Class
          Personal Investment Class
          Private Investment Class
          Reserve Class
          Resource Class

STIC PRIME PORTFOLIO

          Cash Management Class
          Corporate Class
          Institutional Class
          Personal Investment Class
          Private Investment Class
          Reserve Class
          Resource Class

TREASURY PORTFOLIO

          Cash Management Class
          Corporate Class
          Institutional Class
          Personal Investment Class
          Private Investment Class
          Reserve Class
          Resource Class"

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     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: December 13, 2007

                                        SHORT-TERM INVESTMENTS TRUST


Attest: /s/ Stephen R. Rimes            By: /s/ Karen Dunn Kelley
        -----------------------------       ------------------------------------
Name: Stephen R. Rimes                  Name: Karen Dunn Kelley
Title: Assistant Secretary              Title: President
(SEAL)

                                        A I M DISTRIBUTORS, INC.


Attest: /s/ Stephen R. Rimes            By: /s/ John S. Cooper
        -----------------------------       ------------------------------------
Name: Stephen R. Rimes                  Name: John S. Cooper
Title: Assistant Secretary              Title: President
(SEAL)